EXHIBIT 10.10


               CROMPTON CORPORATION

           1988 LONG TERM INCENTIVE PLAN

        Section 1.  Purpose

        The purpose of the Plan is to attract and retain key employees of the Company and its Subsidiaries and to motivate such employees to put forth maximum efforts for the success of the business by offering them long term performance-based incentives and an opportunity to acquire ownership of the Company's Stock.

        Section 2.  Definitions

        For purposes of the Plan, the following terms shall have the meanings set forth below:

            (a) "Board" means the Board of Directors of the Company.

            (b) "Change in Control", "Potential Change in
Control", and "Change in Control Price" have the meanings set forth in Sections 10(b), (c), and (d), respectively.

            (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

            (d) "Commission" means the Securities and Exchange
Commission or any successor agency.

            (e) "Committee" means the Committee referred to in
Section 3.

            (f) "Company" means Crompton Corporation, a corporation organized under the laws of the State of Delaware, or any successor corporation.

            (g) "Disability" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

            (h) "Disinterested Person" shall have the meaning set forth in Rule 16b-3(d)(3), as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission.

            (i) "Early Retirement" means retirement, with the consent for purposes of the Plan of the Committee or such officer of the Company as may be designated from time to time by the Committee, from active employment with the Company or a Subsidiary prior to Normal Retirement.

            (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

            (k) "Fair Market Value" means, except as provided in
Section 7(b), the mean, as of any given date, between the highest and lowest reported sales prices of the Stock on the New York Stock Exchange Composite Index on such date (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred), or if no such reported sales prices are available, the fair market value of the Stock as determined by the Committee in good faith.

            (l) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422A of the Code.

            (m) "Long Term Performance Award" or "Long Term
Award" means an award under Section 9.

            (n) "Non-Qualified Stock Option" means any Stock
Option that is not an Incentive Stock Option.

            (o) "Normal Retirement" means retirement from active employment with the Company or a Subsidiary at or after age 65.

            (p) "Plan" means the Crompton Corporation 1988 Long
Term Incentive Plan, as set forth herein and as hereafter amended from time to time.

            (q) "Restricted Stock" means an award under Section
8.

            (r) "Retirement" means Normal or Early Retirement.

            (s) "Rule 16b-3" means Rule 16b-3 as promulgated by the Commission under Section 16(b) of the Exchange Act, as amended from time to time.

            (t) "Stock" means the Common Stock, $1.00 par value, of the Company.

            (u) "Stock Appreciation Right" means a right granted under Section 7.

            (v) "Stock Option" or "Option" means an option granted under Section 6.

            (w) "Subsidiary" means any business entity in which the Company, directly or indirectly, owns 50 percent or more of the total combined voting power of all classes of stock or other equity interest.

        Section 3.  Administration

     The Plan shall be administered by the Organization, Compensation and Governance Committee of the Board, or such other committee of the Board, composed of not less than three Disinterested Persons, as shall be designated by the Board from time to time. If at any time no Committee designated to administer the Plan shall be in office, the functions of the Committee specified in the Plan shall be exercised by the Board.

        Except as limited by the express provisions of the Plan, the Committee shall have the sole and complete authority:

            (a) to select the officers and other key employees to whom Stock Options, Stock Appreciation Rights, Restricted Stock, and Long Term Performance Awards may from time to time be granted;

            (b) to determine whether and to what extent Incentive
Stock Options, Non-Qualified Stock Options, Stock Appreciation
Rights, Restricted Stock, Long Term Performance Awards, or any combination thereof are to be granted, hereunder;

            (c) to determine the number of shares to be covered by each award granted hereunder;

            (d) to determine the terms and conditions of any award granted hereunder (including, but not limited to, the share price, any restriction or limitation, and any vesting acceleration or forfeiture waiver regarding any Stock Option or other award and the shares of Stock relating thereto), based on such factors as the Committee shall determine;

            (e) to adjust the performance goals and measurements applicable to performance-based awards pursuant to the terms of the Plan; and

            (f) to determine to what extent and under what circumstances Stock and other amounts payable with respect to an award shall be deferred.

        The Committee shall have the authority to adopt, alter, and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreement relating thereto), and otherwise to supervise the administration of the Plan. The Committee may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee. Any determination made by the Committee pursuant to the provisions of the Plan with respect to any award shall be made in its sole discretion at the time of the grant of the award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company Plan participants.

        Section 4.  Stock Subject to Plan

        The total number of shares of Stock reserved for distribution pursuant to Stock Options or other awards under the Plan shall be 10,000,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. Upon the exercise of a Stock Appreciation Right, the full number of shares to which the Stock Appreciation Right relates shall be deemed to have been distributed under the Plan, and upon the payment of a Long Term Performance Award in the form of cash, the full number of shares that could have been purchased with such cash at the Fair Market Value of the Stock on the date of such payment shall be deemed to have been distributed under the Plan. If the outstanding Stock Option or Stock Appreciation Right shall expire or terminate without having been exercised in full, or if any Restricted Stock award or Long Term Performance Award is forfeited in whole or in part, the shares subject to the unexercised or forfeited portion of such award shall again be available for distribution in connection with awards under the Plan.

        In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, or other change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Stock Options, in the determination of the amount payable upon exercise of outstanding Stock Appreciation Rights, and in the number of shares subject to other outstanding awards granted under the Plan as may be determined by the Committee, in its sole discretion, to be equitable to prevent substantial dilution or enlargement of the rights granted to participants hereunder, provided, however, that the number of shares subject to any award will always be a whole number. The Committee shall give notice to each participant of any adjustment made pursuant to this paragraph, and upon such notice, such adjustment shall be effective and binding for all purposes of the Plan.

        Section 5.  Eligibility

        Officers and other key employees of the company and its Subsidiaries (but excluding members of the Committee and any person who serves only as a director) who in the opinion of the Committee are responsible for or contribute to the management, growth, and profitability of the business of the Company or its Subsidiaries are eligible to be granted awards under the Plan.

       Section 6.  Stock Options

        Stock Options may be granted alone or in addition to other awards granted under the Plan and may be of two types:
Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. The Committee shall not grant Stock Options to any one individual with respect to more than twenty-five percent (25%) of the shares of Stock reserved for distribution pursuant to Stock Options or other awards under the Plan.

        Stock Options shall be evidenced by option agreements, the terms and provisions of which may differ. An option agreement shall indicate on its face whether it is an agreement for Incentive Stock Options or Non-Qualified Stock Options. The grant of a Stock Option shall occur on the date the Committee by resolution selects an employee as a participant in any grant of Stock Options, determines the number of Stock Options to be granted to such employee, and specifies the terms and provisions of the option agreement; provided, however, that the Committee may designate in such resolution a later date as the date of grant of any or all of the Stock Options covered thereby. The Company shall notify a participant of any grant of Stock Options, and a written option agreement or agreements shall be duly executed between the Company and the participant.

        Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended, or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422A of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422A.

        Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

            (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be equal to the Fair
Market Value of the Stock on the date of grant or such higher price as shall be determined by the Committee at grant.

            (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no incentive Stock Option shall be exercisable more than 10 years after the date of grant of the Option, and no Non-Qualified Stock Option shall be exercisable more than 10 years and one month after the date of grant of the Option.

            (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that, except as provided in Sections 6(f), (g), (h), and 10, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Stock Option. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine.

            (d) Method of Exercise. Subject to the provisions of this Section 6, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in cash (including check, bank draft, money order, or such other instrument as the Company may accept). Unless otherwise determined by the Committee at any time or from time to time, payment in full or in part may also be made (i) by delivering a duly executed notice of exercise together with irrevocable instructions by the optionee to a broker to deliver promptly to the Company sufficient proceeds from a sale or loan of the shares subject to the Stock Option to pay the purchase price (provided, however, that the amount of any shares sold shall not exceed the amount necessary to satisfy required U.S. federal, state, local and foreign withholding obligations using the minimum statutory rate), or (ii) in the form of unrestricted Stock already owned by the optionee and acquired more than six
(6) months prior to such tender or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the Stock Option is exercised). If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, such Restricted Stock (and any replacement shares relating thereto) shall remain restricted in accordance with the original terms of the Restricted Stock award in question, and any additional Stock received upon the exercise shall be subject to the same forfeiture restrictions, unless otherwise determined by the Committee.

            No shares of Stock shall be issued until full payment therefor has been made. Subject to any forfeiture restrictions that may apply if a Stock Option is exercised using Restricted Stock, an optionee shall have all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive dividends, with respect to shares subject to the Stock Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 13(a).

            (e) Non-transferability of Options. No Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or by the guardian or legal representative of the optionee, it being understood that the terms "holder" and "optionee" include the guardian and legal representative of the optionee named in the option agreement and any person to whom an option is transferred by will or the laws of descent and distribution. Shares issued upon exercise of a Stock Option shall be issued in the name of the optionee or, at the request of the optionee, in the name of such optionee and the optionee's spouse with right of survivorship.

            (f) Termination by Death. Subject to Section 6(j), if an optionee's employment terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine, for a period of two years from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

            (g) Termination by Reason of Disability.  Subject to
Section 6(j), if an optionee's employment terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine, for a period of two years from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such two-year period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such two-year period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, such Stock Option will thereafter be treated as Non-Qualified Stock Option.

            (h) Termination by Reason of Retirement.  Subject to
Section 6(j), if an optionee's employment terminates by reason of Retirement, any Stock Option held by such optionee that was granted on or after October 1, 2001, or that had an option price greater than the Fair Market Value of the Stock on January 22, 2002, may thereafter be exercised by the optionee, to the extent it was exercisable at the time of Retirement or on such accelerated basis as the Committee may determine, for a period of five years from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such five-year period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such five-year period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option whichever period is the shorter. For all other Stock Options awarded under the Plan, the provisions of the immediately preceding sentence shall be applicable, with the sole exception that the five-year period referred to therein shall be three years. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

            (i) Other Termination. Subject to Section 6(j), if an optionee's employment terminates for any reason other than death, Disability, Retirement, or cause, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination, for a period of three months from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such three-month period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. If an optionee's employment is terminated for cause, all rights under any Stock Option held by such optionee shall expire immediately upon the giving to the optionee of notice of such termination, unless otherwise determined by the Committee.

            (j) Incentive Stock Option Limitations. To the extent required for "incentive stock option" status under Section 422A of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by an optionee during any calendar year under the Plan and any other stock option plan of the Company or any subsidiary or parent corporation (within the meaning of Section 425 of the Code) after 1986 shall not exceed $100,000. In the event a portion of a Stock Option designated as an Incentive Stock Option exceeds said $100,000 limitation, such portion shall be treated as a Non-Qualified Stock Option.

            The Committee is authorized to provide at grant that, to the extent permitted under Section 422A of the Code, if a participant's employment with the Company and its Subsidiaries is terminated by reason of death, Disability or Retirement and the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Sections 6(f), (g), or (h), applied without regard to this
Section 6(j), is greater than the portion of such option that is exercisable as an "incentive stock option" during such post-termination period under Section 422A, such post-termination period shall automatically be extended (but not beyond the stated term of such Stock Option) to the extent necessary to permit the optionee to exercise such Incentive Stock Option (either as an Incentive Stock Option or, if exercised after the expiration periods that apply for the purposes of Section 422A, as a Non-Qualified Stock Option). The Committee is also authorized to provide at grant for a similar extension of the post-termination exercise period in the event of a Change in Control or a Potential Change in Control.

            (k) Cashing Out of Options. In an case when a Stock Option is exercised after the death of an optionee, the Committee may elect to cash out all or any part of the Stock Option by paying the person to whom the Stock Option has been transferred by reason of the death of the Optionee an amount, in cash or shares of Stock, equal in value to the excess of the Fair Market Value of the Stock over the option price on the effective date of such cash out.

            (l) Substitute Options. Stock Options or Stock Appreciation Rights may be granted under the Plan from time to time in substitution for stock options or stock appreciation rights held by employees of any corporation who, as the result of a merger, consolidation, or combination of such other corporation with, or the acquisition of all or substantially all of the assets or stock of such other corporation by, the Company or a Subsidiary, become employees of the Company or a Subsidiary. The terms and conditions of any substitute Stock Options or Stock Appreciation Rights so granted may vary from the terms and conditions set forth in the Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options or stock appreciation rights in substitution for which they are granted; provided, however, that in the event a stock option for which a substitute Stock Option is being granted is an incentive stock option, no such variation shall be permitted the effect of which would be to adversely affect the status of any such substitute Stock Options as an Incentive Stock Option.

        Section 7. Stock Appreciation Rights

        A Stock Appreciation Right may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such Right may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such Right may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right independent of a Stock Option grant may also be awarded by the Committee, in which event the provisions of this Section 7 shall be applied for purposes of determining the operation of such Stock Appreciation Right as if a Non-Qualified Stock Option had been granted on the date of the grant of and in conjunction with such independent Stock Appreciation Right.

        A Stock Appreciation Right granted with respect to a given Stock Option shall terminate and no longer be exercisable to the extent of the shares with respect to which the related Stock Option is exercised or terminates. A Stock Appreciation Right may be exercised by an optionee in accordance with the provisions of this Section 7 by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 7(b). The Stock Option which has been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Right has been exercised.

        Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

            (a) Exercisability. A Stock Appreciation Right shall be exercisable only at such time or times and to the extent that the Stock Option to which it relates is exercisable in accordance with the provisions of Section 6 and this Section 7; provided, however, that a Stock Appreciation Right shall not be exercisable during the first six months of its term by an optionee who is actually or potentially subject to Section 16(b) of the Exchange Act, unless otherwise determined by the Committee in the event of death or Disability of the optionee prior to the expiration of the six-month period.

            (b) Payment Upon Exercise. Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash, shares of Stock, or both equal in value to the excess of the Fair Market Value on the date of exercise of one share of Stock over the option exercise price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised. The Committee shall have the right to determine the form of payment in each case.

            In the case of a Stock Appreciation Right held by an optionee who is actually or potentially subject to Section 16(b) of the Exchange Act, the Committee:

                 (i)  may require that such Stock Appreciation
Right be exercised only in accordance with  the applicable
"window period" provisions of Rule 16b-3; and

                 (ii) in the case of a Stock Appreciation Right relating to a Non-Qualified Stock Option, may provide that the amount to be paid upon exercise of such Stock Appreciation Right during a Rule 16b-3 "window period" shall be based on the highest mean sales price of the Stock as reported on the New York Stock Exchange Composite Index on any day during such "window period".

            (c) Non-transferability. A Stock Appreciation Right shall be transferable only when and to the extent that the related Stock Option would be transferable under Section 6(e).

            (d) Effect of Change in Control. The Committee may provide, at the time of grant, that a Stock Appreciation Right can be exercised only in the event of a Change in Control or a Potential Change in Control, subject to such terms and conditions as the Committee may specify at grant. The Committee may also provide that, in the event of a Change in Control or a Potential Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the Change in Control Price, subject to such terms and conditions as the Committee may specify at grant.

        Section 8.  Restricted Stock

            (a) Administration. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers and key employees to whom and the time or times at which grants of Restricted Stock will be made, the number of shares to be awarded, the time or times within which such awards may be subject to forfeiture, and any other terms and conditions of the awards, in addition to those contained in Section 8(c). The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

        (b) Awards and Certificates. Each participant receiving a Restricted Stock award shall be issued a certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

           "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Crompton & Knowles Corporation 1988 Long Term Incentive Plan and a Restricted Stock Agreement. Copies of such Plan and Agreement are on file at the offices of Crompton & Knowles Corporation, One Station Place, Metro Center, Stamford, Connecticut 06902."

        The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

            (c) Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

                (i) Subject to the provisions of the Plan and the Restricted Stock Agreement referred to in Section
8(c)(vi), during such period commencing with the date of such award as shall be set by the Committee (the "Restriction Period"), the participant shall not be permitted to sell, assign, transfer, pledge, or otherwise encumber shares of Restricted Stock. Within these limits, the Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance, and such other facts or criteria as the Committee may determine.

                (ii) Except as provided in Section 8(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any cash dividends thereon; provided, however, that the Committee may provide at the time of an award that cash dividends shall be automatically deferred and reinvested in additional Restricted Stock. Dividends on Restricted Stock which are payable in Stock shall be paid in the form of additional shares of Restricted Stock.

                (iii) Except to the extent otherwise provided in the applicable Restricted Stock Agreement and Sections 8(c)(i) and (iv), upon termination of a participant's employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant.

               (iv) In the event of the death of a participant during the Restriction Period or in the event of hardship or other special circumstances of a participant whose employment is involuntarily terminated (other than for cause) during the Restriction Period, the Committee may waive in whole or in part any or all remaining restrictions with respect to such participant's shares of Restricted Stock.

               (v) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unlegended certificates for such shares shall be delivered to the participant.

               (vi) Each award shall be confirmed by, and be subject to the terms of, a Restricted Stock Agreement.

        Section 9. Long Term Performance Awards

            (a) Awards and Administration. Long Term Performance Awards may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the nature, length, and starting date of the performance period (the "Performance Period") for each Long Term Performance Award, which shall be at least two years (subject to Section 10), and shall determine the performance objectives to be used in valuing Long Term Performance Awards and determining the extent to which such Long Term Performance Awards have been earned. Performance objectives may vary from participant to participant and between groups of participants and shall be based upon such Company, Subsidiary, business unit, or individual performance factors or criteria as the Committee may deem appropriate, including, but not limited to, earnings per share or return on equity. Performance Periods may overlap and participants may participate simultaneously with respect to Long Term Performance Awards that are subject to different Performance Periods and different performance factors and criteria. Long Term Performance Awards shall be confirmed by, and be subject to the terms of, a Long Term Performance Award Agreement. The terms of such awards need not be the same with respect to each participant.

            At the beginning of each performance Period, the Committee shall determine for each Long Term Performance Award subject to such Performance Period the range of dollar values or number of shares of Stock (including Restricted Stock) to be awarded to the participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Long Term Performance Award are met. Such dollar values or number of shares of Stock may be fixed or may vary in accordance with such performance or other criteria as may be determined by the Committee.

            (b) Adjustment of Awards. The Committee may adjust the performance goals and measurements applicable to Long
Term Performance Awards to take into account changes in law and accounting and tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events, or circumstances in order to avoid windfalls or hardships.

            (c) Termination of Employment. Subject to Section 10 and unless otherwise provided in the applicable Long Term
Performance Award Agreement, if a participant terminates employment during a Performance Period because of death, Disability, or Retirement, such participant shall be entitled to a payment with respect to each outstanding Long Term Performance
Award at the end of the applicable Performance Period:

                (i)    based, to the extent relevant under the
terms of the award, upon the participant's performance for the portion of such Performance Period ending on the date of termination and the performance of the Company or any applicable business unit for the entire Performance
Period, and

               (ii) prorated for the portion of the Performance Period during which the participant was employed by the Company or a Subsidiary, all as determined by the Committee. The Committee may provide for an earlier payment in settlement of such award in such amount and under such terms and conditions as the Committee deems appropriate. Subject to Section 10 and except as otherwise provided in the applicable Long Term Performance Award Agreement, if a participant terminates employment during a Performance Period for any other reason, then such participant shall not be entitled to any payment with respect to the Long Term Performance Awards subject to such Performance Period, unless the committee shall otherwise determine.

            (d) Form of Payment. The earned portion of a Long Term Performance Award may be paid currently or on a deferred basis with such interest or earnings equivalent as may be determined by the Committee. Payment shall be made in the form of cash or whole shares of Stock, including Restricted Stock, or a combination thereof, either in a lump sum payment or in annual installments, all as the Committee shall determine.

        Section 10. Change in Control Provisions

            (a) Impact of Event.  In the event of:

                (i)    a "Change in Control" as defined in
Section 10(b), unless otherwise determined by the Committee or the Board prior to the occurrence of such Change in Control, or

                (ii) a "Potential Change in Control" as defined in Section 10(c), but only if and to the extent so determined by the Committee or the Board, the following acceleration and valuation provisions shall apply:

                (1) Any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control or such Potential Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested; provided, however, that, in the case of Stock Appreciation Rights held by an optionee who is actually subject to Section 16(b) of the Exchange Act, such Stock Appreciation Rights shall not become exercisable and vested unless they shall have been outstanding for at least six months at the date such Change in Control is determined to have occurred.

                (2) The restrictions and forfeiture provisions applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become fully vested.

               (3) The value of all outstanding Stock Options, Stock Appreciation Rights, and Restricted Stock shall, unless otherwise determined by the Committee at or after grant, but prior to a Change in Control or Potential Change in Control, be either, in the Committee's sole discretion pursuant to a resolution adopted prior to the occurrence of a Change in Control or Potential Change in Control: (i) cashed out on the basis of the "Change in Control Price," as defined in Section 10(d), as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such date as the Committee may determine prior to the Change in Control; or (ii) adjusted by substituting for Stock subject to such Stock Option, Stock Appreciation Right or Restricted Stock, stock or other securities of the surviving corporation or any successor corporation to the Company, or a parent or subsidiary thereof, or that may be issuable by another corporation that is a party to the transaction resulting in the Change in Control or Potential Change in Control.

             (4) Any outstanding Long Term Performance Awards shall, unless the Committee otherwise determines, be vested and paid out based on the prorated target results for the Performance Periods in question, unless the Committee provides prior to the Change in Control event for a different payment.

            (b) Definition of "Change in Control". For purposes of Section 10(a), a "Change in Control" means a change in control of the Company of a nature that would be required, to be reported in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the effective date of the Plan, pursuant to Section 13 or 15(d) of the Exchange Act; provided that, without limitation, such a "Change in Control" shall be deemed to have occurred if:

                (i) A third person, including a "group" as such term is used in Section 13(d)(3) of the Exchange Act, other than the trustee of a Company employee benefit plan, becomes the beneficial owner, directly or indirectly, of 20 percent or more of the combined voting power of the Company's outstanding voting securities ordinarily having the right to vote for the election of directors of the Company;

                (ii) During any period of 24 consecutive months individuals who, at the beginning of such consecutive 24-month period, constitute the Board of Directors of the Company (the "Board" generally and as of the effective date of the Plan the "Incumbent Board") cease for any reason (other than retirement upon reaching normal retirement age, disability, or death) to constitute at least a majority of the Board; provided that any person becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

                (iii) The Company shall cease to be a publicly owned corporation having its outstanding Stock listed on the New
York Stock Exchange or quoted in the NASDAQ National Market
System.

            (c) Definition of "Potential Change in Control". For purposes of Section 10(a), a "Potential Change in Control" means the happening of any one of the following:

                (i)    The entering into an agreement by the
Company, the consummation of which would result in a Change in Control of the Company as defined in Section 10(b); or

                (ii) The acquisition of beneficial ownership, directly or indirectly, by any entity, person, or group (other than the trustee of a Company employee benefit plan) of securities of the Company representing five percent or more of the combined voting power of the Company's outstanding voting securities and the adoption by the Board of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of the Plan.

            (d) Change in Control Price.  For purposes of this
Section 10, "Change in Control Price" means the highest price per share paid in any transaction reported on the New York Stock Exchange Composite Index or paid or offered in any bona fide transaction related to an actual or potential Change in Control of the Company at any time during the preceding 60-day period as determined by the Committee, except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Committee decides to cash out such Stock Options.


        Section 11. Amendments and Termination

        The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee under a Stock Option or a recipient of a Stock Appreciation Right, Restricted Stock award, or Long Term Performance Award theretofore granted without the optionee's or recipient's consent or which, without the approval of the Company's stockholders, would:

            (a) except as expressly Provided in the Plan, increase the total number of shares reserved for the purpose of the Plan;

            (b) decrease the option price of any Stock Option to less than the Fair Market Value on the date of grant;

            (c) change the class of employees eligible to participate in the Plan; or

            (d) extend the maximum option periods under Section
6(b).

        The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but no such amendment shall impair the right of any holder without the holder's consent. Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments.

        Section 12.  Unfunded Status of Plan

        It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

        Section 13.  General Provisions

            (a) All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Committee may require any optionee purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that the optionee is acquiring the shares without a view to the distribution thereof.

            (b) Nothing contained in this Plan shall prevent the Company or a Subsidiary from adopting other or additional compensation arrangements for its employees.

            (c) The adoption of the Plan shall not confer upon any employee any right to continued employment nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any employee at any time.

           (d) No later than the date on which the Company is required to withhold taxes in respect of an award, the participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local, or other taxes of any kind required by law to be withheld with respect to such award or any payment or distribution made in connection therewith. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement; provided, however, that in the case of any optionee who is actually subject to Section 16(b) of the Exchange Act, any such settlement shall comply with the applicable requirements of Rule 16(b)-3. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant.

            (e)  The reinvestment of dividends in additional
Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under
Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

            (f) The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable with respect to outstanding awards under the Plan in the event of the participant's death are to be paid.

                (g) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Connecticut.

        Section 14.  Effective Date of Plan; Shareholder Approval

        The Plan shall be effective as of the date it is adopted by the Board, subject however to the approval of the Plan by the holders of at least a majority of the outstanding shares of Stock of the Company present or represented and entitled to vote at a meeting of shareholders of the Company. Awards may be made under the Plan on and after its effective date; provided, however, that any such awards shall be null and void if shareholder approval of the Plan is not obtained within 12 months of the adoption of the Plan by the Board.


       Section 15.  Term of Plan

        No Stock Option, Stock Appreciation Right, Restricted Stock award, or Long Term Performance Award shall be granted on or after the tenth anniversary of the effective date of the Plan, but awards granted prior to such tenth anniversary (including, without limitation, Long Term Performance Awards for Performance Periods commencing prior to such tenth anniversary) may extend beyond that date.



  Adopted:  April 11, 1989
  Amended:  October 17, 1990
  Amended:  May 19, 1993
  Amended:  October 20, 1993
  Amended:  August 21, 1996
  Amended:  January 29, 2001
  Amended:  March 14, 2002